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EXHIBIT 10.1

EXECUTION COPY

TWENTY-THIRD SUPPLEMENTAL LEASE AGREEMENT

by and between

MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY

and

FEDERAL EXPRESS CORPORATION

Dated as of March 1, 2002

AMENDING THE CONSOLIDATED AND RESTATED LEASE AGREEMENT DATED AS OF AUGUST 1, 1979 BETWEEN THE MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY AND FEDERAL EXPRESS CORPORATION.

TABLE OF CONTENTS

Section		Page
1	Definitions	4
2	Granting Leasehold	4
3	Term; Delivery and Acceptance of Possession	4
4	Rental	5
5	Hazardous Substances/Waste	6
6	Lease Agreement Still in Effect; Provisions Thereof Applicable to this Twenty-Second Supplemental Lease Agreement	7
7	Descriptive Headings	7
8	Effectiveness of this Twenty-Second Lease Agreement	8
9	Execution of Counterparts	8
10	Summaries	8
	Notary	10
	Leased Parcel Summary	11
	Rental Summary	13

TWENTY-THIRD SUPPLEMENTAL LEASE AGREEMENT

        THIS TWENTY-THIRD SUPPLEMENTAL LEASE AGREEMENT, made and entered into as of the 1ST of March 2002, by and between MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY (herein sometimes referred to as "Authority"), a public and governmental body politic and corporate of the State of Tennessee, and FEDERAL EXPRESS CORPORATION (herein sometimes referred to as "Tenant"), a corporation duly organized and existing under the laws of the State of Delaware and qualified to do business in the State of Tennessee.

W I T N E S S E T H:

        WHEREAS, Authority and Tenant on October 3, 1979 entered into a Consolidated and Restated Lease Agreement dated as of August 1, 1979; and

        WHEREAS, Authority and Tenant between April 1, 1981 and March 15, 2001, have entered into Twenty Two Supplemental Lease Agreements amending the 1979 Consolidated and Restated Lease Agreement; and

        WHEREAS, the said Consolidated and Restated Lease Agreement dated as of August 1, 1979, together with the First through the Twenty-Second Supplemental Lease Agreements is herein referred to as the "Lease Agreement"; and

        WHEREAS, Authority and Tenant have agreed to further supplement the Lease Agreement so as to lease to Tenant certain additional land under this Twenty-Third Supplemental Lease Agreement.

        NOW THEREFORE, for and in consideration of the mutual promises, covenants and agreements hereinafter contained to be kept and performed by the parties hereto and upon the provisions and conditions hereinafter set forth, Authority and Tenant do hereby covenant and agree, and each for itself does hereby covenant and agree, as follows:

        SECTION 1.    Definitions.    Except as otherwise provided herein, and unless the context shall clearly require otherwise, all words and terms used in this Twenty-Third Supplemental Lease Agreement which are defined in the Lease Agreement, shall, for all purposes of this Twenty-Third Supplemental Lease Agreement, have the respective meanings given to them in the Lease Agreement.

        SECTION 2.    Granting of Leasehold.    In addition to the lease and demise to Tenant of the land in the Lease Agreement, the Authority hereby leases and demises to Tenant, and Tenant hereby takes and hires from Authority, subject to the provisions and conditions set forth in the Lease Agreement and this Twenty-Third Supplemental Lease Agreement, the additional land containing approximately 6 acres located on the Graber parcel, approximately 19.6 acres located on the 12/02 West Ramp expansion and approximately 44 acres on the A380 Ramp area.

        SECTION 3.    Term; Delivery and Acceptance of Possession.    The term of this Twenty-Third Supplemental Lease Agreement shall commence at 12:01 A.M. on March 1, 2002, for the land described in Exhibit "A" and shall expire at such time as the Lease Agreement shall expire, to-wit: August 31, 2012 or upon such earlier termination, extension or otherwise as provided therein. Authority shall, however, deliver to Tenant sole and exclusive possession of the land leased hereby, as of the effective date of this Twenty-Third Supplemental Lease Agreement for the purpose of constructing improvements required for Tenant's intended use of the land leased hereby, subject however, to Authority's right-of-entry set forth in Section 21 of the Lease Agreement.

        SECTION 4.    Rental.    In addition and supplemental to the rentals required to be paid to the Authority pursuant to Section 5 of the Lease Agreement (including all prior Supplemental Lease Agreements), during the term of this Twenty-Third Supplemental Lease Agreement, Tenant shall pay to the Authority in advance on the first business day of each month $1,793.18 in equal installments beginning March 1, 2002 or date of beneficial occupancy of Parcel 23 (Graber), whichever occurs first, a total rental payment of $21,518.17 per year, which the parties hereto agree is based upon an aggregate of 261,460.18 square feet of area at an annual rental rate of ($0.0823) per square foot. Tenant will begin rental payments for Parcel 12/02 West Ramp Expansion to the Authority in advance on the first day of each month in the amount of $8,708.04 in equal installments beginning December 1, 2002 or date of beneficial occupancy, whichever occurs first, a total of rental payments of $104,496.54 per year, which the parties hereto agree is based upon an aggregate of 856,529 square feet of the area at an annual rental rate of ($0.1220) per square foot.

        Tenant will begin rental payments for Parcel A380 Ramp to the Authority in advance of the first day of each month in the amount of $19,316.73 in equal installments beginning December 31, 2006 or date of beneficial occupancy whichever occurs first, at total rental payment of $231,800.73 per year, which the parties hereto agree is based upon an aggregate of 1,900,006 square feet of the area at an annual rental rate of ($0.1220) per square feet.

        The rental rate for all parcels will increase subject to terms and conditions of the consolidated and restated lease agreement dated August 1, 1979.

        SECTION 5.    Hazardous Substances/Waste.    Tenant agrees to take the Graber parcel in an "as is" condition as it relates to Hazardous Substances/Waste material that may be located at the site.

        Tenant, at its own expense, may arrange for a Phase I Environmental Survey on the land described herein by a reputable environmental consultant to determine the existence of "Hazardous Substances", as such term is defined in this Agreement. In the event that "Hazardous Substances" are discovered during excavation for construction on the property described in Exhibit "A", as the 12/02 West Ramp Expansion and A380 Ramp, and such "Hazardous Substances" require special handling, removal or disposal ("Remediation"), then Tenant shall immediately notify Authority. The Tenant and Authority will confer and jointly determine the method of handling, removing or disposing of the "Hazardous Substances" within 14 days after Tenant provides the Authority, in writing, its plan for Remediation. The form of Remediation agreed to by the parties must comply with "Environmental Laws", as such term is defined below. In the event that Tenant and Authority are unable to agree on a method for handling, removing or disposing of the "Hazardous Substances" due to differing interpretations of the requirements for Remediation as set forth in the applicable "Environmental Laws", then the form of Remediation will be determined by the appropriate federal, state or local agency with relevant regulatory and enforcement jurisdiction over the subject site. Authority will grant to Tenant a rent credit equal to the reasonable documented costs paid by Tenant for the Remediation of such "Hazardous Substances" associated with the property described in Exhibit "A".

        The term "Hazardous Substances", as used in this Twenty-Third Supplemental Lease Agreement, shall mean any hazardous or toxic substances, materials or wastes, including, but not limited to, those substances, materials, and wastes (i) listed in the United States Department of Transportation Hazardous Materials Table (49 CFR § 172.101) or by the Environmental Protection Agency as hazardous substances (40 CFR Part 302) and amendments thereto, (ii) designated as a "Hazardous Substance" pursuant to Section 311 of the Clean Water Act, 33 U.S.C. § 1251 et seq. (33 U.S.C. § 1321) or listed pursuant to Section 307 of the Clean Water Act (33 U.S.C. § 1317, (iii) defined as a "Hazardous Waste" pursuant to Section 1004 of the Resource Conservation and Recovery Act, 42 U.S.C. § 6901, et seq. (42 U.S.C. § 6903), or (iv) defined as "Hazardous Substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C.§ 9601, et seq. 42 U.S.C. § 9601) or any other substances, (including, without limitation, asbestos and raw materials which include hazardous constituents), the general, discharge or removal of which or the use of which is restricted, prohibited or penalized by any "Environmental Law", which term shall mean any Federal, State or local law, regulation, or ordinance relating to pollution or protection of the environment.

        SECTION 6.    Lease Agreement Still in Effect; Provisions Therefore Applicable to this Supplemental Lease Agreement.    All of the terms, provisions, conditions, covenants and agreements of the Lease Agreement, as supplemented, shall continue in full force and effect as supplemented hereby, and shall be applicable to each of the provisions of this Twenty-Third Supplemental Lease Agreement during the term hereof with the same force and effect as though the provisions hereof were set forth in the Lease Agreement.

        SECTION 7.    Descriptive Headings.    The descriptive headings of the sections of this Twenty-Third Supplemental Lease Agreement are inserted for convenience of reference only and do not constitute a part of this Twenty-Third Supplemental Lease Agreement and shall not affect the meaning, construction, interpretation or effect of this Twenty-Third Supplemental Lease Agreement.

        SECTION 8.    Effectiveness of this Supplemental Lease Agreement.    This Twenty-Third Supplemental Lease Agreement shall become effective at 12:01 a.m. on March 1, 2002.

        SECTION 9.    Execution of Counterparts.    This Twenty-Third Supplemental Lease Agreement may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

        SECTION 10.    Summaries.    For the convenience of both parties a Leased Parcel Summary and a Rental Summary are attached to this Lease Agreement.

        IN WITNESS WHEREOF, THE MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY AND FEDERAL EXPRESS CORPORATION have caused this Twenty-Third Supplemental Lease Agreement to be duly executed in their respective behalfs, as of the day and year first above written.

WITNESS:	MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY
/s/ PAT STANFILL	BY:	/s/ LARRY D. COX
TITLE: Executive Assistant	TITLE:	President and CEO
Approved as to Form and Legality:
/s/ R. GRATTAN BROWN, JR. R. Grattan Brown, Jr., Attorney
WITNESS:	FEDERAL EXPRESS CORPORATION A DELAWARE CORPORATION
/s/ GLORIA E. OWENS	BY:	/s/ GRAHAM R. SMITH
TITLE: Project Coordinator	TITLE:	Vice President

(STATE OF TENNESSEE	)
(COUNTY OF SHELBY	)

        On this 10th day of October, 2001, before me appeared Larry D. Cox, to me personally known, who, being by me duly sworn (or affirmed), did say that he is the President of the Memphis-Shelby County Airport Authority, the within named Lessor, and that he as such President, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the Authority by himself as such President.

MY COMMISSION EXPIRES

January 20, 2004	/s/ PAT STANFILL Notary Public

(seal)

(STATE OF TENNESSEE	)
(COUNTY OF SHELBY	)

        On this 30th day of September, 2001, before me appeared Graham R. Smith, to me personally known, who, being by me duly sworn (or affirmed), did say that he is a Vice President of Federal Express Corporation, the within named Lessee, and that he as such Vice President, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the Corporation by himself as such Vice President.

MY COMMISSION EXPIRES

August 13, 2003	/s/ GLORIA E. OWENS Notary Public

(seal)

FEDERAL EXPRESS LEASED PARCELS SUMMARY

PARCEL LEASE	ACRES	SQUARE FEET	AGREEMENT	EFFECTIVE DATE
BASE-LEASE
Revised 9	128.469		Consolidated & Restated	08/01/79
10	1.612	70,200	Consolidated & Restated	08/01/79
11	1.044	45,359	Consolidated & Restated	08/01/79
PREVIOUS SUPPLEMENTS
12	2.707	117,915	First Supplemental	04/01/81
13	6.860	298,830	Second Supplemental	01/01/82
14	14.586	635,377	Fourth Supplemental	07/01/83
15	12.689	552,723	Fourth Supplemental	07/01/83
Rev 16	18.281 (19.685)	796,312	Fifth Supplemental	02/01/84
Rev 17	119.616 (124.992)	5,210,477	Sixth Supplemental	04/01/84
18	2.717	118,353	Sixth Supplemental	04/01/84
19	41.606	1,812,352	Seventh Supplemental	06/01/84
25	0.435	18,933	Eighth Supplemental	07/01/88
20	11.275	491,127	Ninth Supplemental	06/01/89
27	11.192	487,512	Tenth Supplemental	10/01/91
27 A(West)	4.058	176,777	Eleventh Supplemental	07/01/94
27 B(West)	5.706	248,533	Eleventh Supplemental	07/01/94
Southwest Ramp	2.350	102,366	Eleventh Supplemental	07/01/94

PARCEL LEASE	ACRES	SQUARE FEET	AGREEMENT	EFFECTIVE DATE
PREVIOUS SUPPLEMENT
32 (removed)	22.972	1,000,681	Twelfth Supplemental	07/01/93
33	8.998	391,942	Thirteenth Supplemental	06/01/95
36	3.050	132,837	Thirteenth Supplemental	06/01/95
Hangar 8 (removed)		36,946.33	Thirteenth Supplemental	06/01/95
34	9.951	433,461	Fourteenth Supplemental	01/01/96
21	19.134	833,476	Fifteenth Supplemental	01/01/97
22A (North)	3.214	140,000	Sixteenth Supplemental	04/01/97
37	2.692	117,283	Seventeenth Supplemental	05/01/97
38	2.523	109,921	Eighteenth Supplemental	07/01/97
39	8.366	364,430	Eighteenth Supplemental	07/01/97
West Ramp Expansion	19.917	867,583	Nineteenth Supplemental	09/01/98
Centerline November	13.206	575,253.36	Twentieth Supplemental	12/01/00
Taxilane 700	4.706	204,975	Twenty-First Supplemental	05/15/00
Taxilane 700 Extension	3.052	132,951	Twenty-Second Supplemental	03/15/01
West Ramp Aircraft/GSE Expansion	8.408	366,242	Twenty-Second Supplemental	03/15/01
THIS SUPPLEMENT
23 (Graber)	6.0023	261,460.18	Twenty-Third Supplemental	03/01/02
12/02 West Ramp	19.66	856,529		12/01/02
A380 Ramp	43.6181	1,900,006		12/31/06
OPTIONS
22B (South)	3.310	144,200	Option, Expires 5/31/04
29	3.85	167,706	Option, Month/Month

PARCEL LEASE	ACRES	SQUARE FEET	AGREEMENT	EFFECTIVE DATE
ASSIGNMENTS
24	9.964	434,030	Southwide Assignment Expires 5/14/2013 Invoice FEC Next Increase 5/15/03
26	9.532	415,213	BICO Assignment, Expires 7/31/2021 Invoice FEC Next Increase 8/01/2011
28	10.68	465,221	Equitable Life Assignment Expires 5/14/2013 Invoice FEC Next Increase 5/15/03

RENTAL—FEDERAL EXPRESS

Effective March 1, 2002

Category Of Space	Number of Square Feet	Annual Rental Rate Per Sq. Ft.	Annual Rental
Parcel 23 (Graber)	261,460.18	0.0823	$21,518.17
Bldg. T-376	1,240	1.5258	$1,891.99
Unimproved Ground	8,190,929.96	0.1220	$999,293.44
Improved Apron	2,395,802	0.1525	$365,359.80
Hangar Property	72,092.67	1.1291	$81,399.83
Hangar Office	28,000	1.8311	$51,270.80
International Park	9,694,700	0.2138	$2,072,726.80
Former IRS Facility	2,255,137.24	—	$1,200,000.00

	22,899,362.05	5.0566	$4,793,460.83

BREAKDOWN OF SPACE

		Sq. Ft.	Sq. Ft.
Graber	Parcel 23	261,460.18
			261,460.18
Bldg. T-376	Parcel 4	1,240

			1,240
Unimproved Ground	Parcel 1	130,900
	Parcel 2	50,000
	Parcel 3	192,400
	Parcel 4	32,540
	Parcel 6	89,700

BREAKDOWN OF SPACE

		Sq. Ft.	Sq. Ft.
	Parcel 9	1,167,337
	Parcel 19	1,812,362
	Parcel 20	491,127
	Parcel 27A	176,777
	Parcel 27B	248,533
	Southwest Ramp	102,366
	Parcel 33	391,942
	Parcel 36	132,837
	Parcel 34	433,461
	Parcel 37	117,283
	Parcel 38	109,921
	Parcel 39	364,430
	West Ramp Expansion	867,588
	Centerline November	575,253.36
	Taxilane 700	204,975
	Taxilane 700 Extension	132,951
	West Ramp Aircraft/GSE Expansion	366,242
			8,190,925.36
Improved Apron	Parcel 1	850,250
	Parcel 2	226,900
	Parcel 7	577,540
	Parcel 9	253,600
	Parcel 27	487,512

			2,395,802.00
		Sq. Ft.	Sq. Ft.
Hangar Property	Parcel 1	44,336
	Parcel 2	27,756.67

			72,092.67
Hangar Office	Parcel 1	22,400
	Parcel 2	5,600

			28,000.00

BREAKDOWN OF SPACE

		Sq. Ft.	Sq. Ft.
International Park	Parcel 5	24,000
	Parcel 8	247,254
	Parcel 9	1,586,172
	Parcel 10	70,200
	Parcel 11	45,359
	Parcel 12	117,915
	Parcel 13	298,830
	Parcel 14	556,334
	Parcel 15	552,723
	Parcel 16	796,312
	Parcel 17	4,288,839
	Parcel 18	118,353
	Parcel 25	18,933
	Parcel 21	833,476
	Parcel 22A	140,000

			9,694,700.00
Former IRS Facility		2,255,137.24	2,255,137.24

Areas added DBO	Square feet	DBO
12/02 West Ramp Expansion	856,529	12/01/02
A380 Ramp	1,900,006	12/31/06
			2,756,535
	TOTAL:		25,655,892.45

[Pickering Firm, Inc. letterhead]

PAGE ONE

JANUARY 2, 2002

LEGAL DESCRIPTION

BEING A LEGAL DESCRIPTION OF PART OF THE MEMPHIS AND SHELBY COUNTY AIRPORT AUTHORITY PROPERTY, SAID PART TO BE KNOWN FOR THE PURPOSES OF THIS DESCRIPTION AS THE SUBJECT-LEASE PROPERTY, ALL BEING SITUATED IN MEMPHIS, SHELBY COUNTY, TENNESSEE AND SAID SUBJECT-LEASE PROPERTY BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE REFERENCED POINT OF BEGINNING FOR PARCEL "G" SHOWN ON THE "LEASE AREA SURVEY" PERFORMED BY TOLES AND ASSOCIATES DATED JANUARY 13, 1999, SAID POINT OF BEGINNING FOR PARCEL G" BEING DESCRIBED AS A POINT LYING NORTH 17 DEGREES 35 MINUTES 11 SECONDS WEST—3234.61 FEET FROM AIRPORT (MEMPHIS INTERNATIONAL AIRPORT) CONTROL POINT NUMBER 12 ON SAID TOLES AND ASSOCIATES SURVEY; THENCE ALONG THE PERIMETER OF SAID TOLES LEASE SURVEY THE FOLLOWING METES AND BOUNDS: SOUTH 87 DEGREES 53 MINUTES 30 SECONDS EAST—143.76 FEET; THENCE NORTH 65 DEGREES 49 MINUTES 29 SECONDS EAST—208.39 FEET; THENCE SOUTH 87 DEGREES 54 MINUTES 56 SECONDS EAST ALONG SAID TOLES LEASE SURVEY AND THE EASTWARDLY PROJECTION THEREOF-412.17 FEET; THENCE SOUTH 01 DEGREES 55 MINUTES 14 SECONDS WEST—19.31 FEET; THENCE SOUTH 88 DEGREES 04 MINUTES 46 SECONDS EAST—20.00 FEET; THENCE SOUTH 01 DEGREES 55 MINUTES 14 SECONDS WEST—40.00 FEET; THENCE SOUTH 88 DEGREES 04 MINUTES 46 SECONDS EAST—20.00 FEET; THENCE SOUTH 01 DEGREES 55 MINUTES 14 SECONDS WEST- 20.71 FEET; THENCE SOUTH 88 DEGREES 01 MINUTES 41 SECONDS EAST—39.20 FEET; THENCE SOUTH 01 DEGREES 56 MINUTES 39 SECONDS WEST—25.00 FEET TO THE NORTHERLY LINE OF AN EXISTING LEASE AREA SURVEYED BY ALLEN AND HOSHALL; THENCE ALONG THE PERIMETER OF SAID ALLEN AND HOSHALL SURVEY THE FOLLOWING METES AND BOUNDS: NORTH 88 DEGREES 03 MINUTES 21 SECONDS WEST—200.00 FEET; THENCE SOUTH 01 DEGREES 56 MINUTES 39 SECONDS WEST—467.58 FEET TO THE NORTHERLY LINE OF AN EXISTING LEASE AREA SURVEYED BY ALLEN AND HOSHALL; THENCE ALONG THE PERIMETER OF SAID ALLEN AND HOSHALL SURVEY THE FOLLOWING METES AND BOUNDS: NORTH 85 DEGREES 42 MINUTES 38 SECONDS WEST—FEET TO THE EASTERLY LINE OF AN EXISTING LEASE AREA SURVEYED BY FISHER AND ARNOLD; THENCE ALONG THE PERIMETER OF SAID FISHER AND ARNOLD SURVEY THE FOLLOWING METES AND BOUNDS: NORTH 04 DEGREES 17 MINUTES 22 SECONDS EAST—74.94 FEET; THENCE NORTH 85 DEGREES 42 MINUTES 38 SECONDS WEST—299.97 FEET; THENCE SOUTH 04 DEGREES 17 MINUTES 22 SECONDS WEST—473.94 FEET TO THE NORTHERLY LINE OF AN EXISTING LEASE AREA SURVEYED BY ALLEN AND HOSHALL; THENCE ALONG THE PERIMETER OF SAID ALLEN AND HOSHALL SURVEY THE FOLLOWING METES AND BOUNDS: NORTH 85 DEGREES 42 MINUTES 38 SECONDS WEST—250.43 FEET; THENCE SOUTH 04 DEGREES 17 MINUTES 22 SECONDS WEST—100.00 FEET; THENCE NORTH 85 DEGREES 42 MINUTES 38 SECONDS WEST—25.00 FEET; THENCE SOUTH 04 DEGREES 17 MINUTES 22 SECONDS WEST—25.00 FEET; THENCE NORTH 85 DEGREES 42 MINUTES 38 SECONDS WEST ALONG SAID NORTHERLY LINE AND ALONG THE WESTWARDLY PROJECTION THEREOF—440.21 FEET; THENCE NORTH 02 DEGREES 28 MINUTES 51 SECONDS EAST—225.15 FEET; THENCE NORTH 85 DEGREES 43 MINUTES 39 SECONDS WEST—222.72 FEET; THENCE NORTH 32 DEGREES 43 MINUTES 09 SECONDS EAST—319.35 FEET; THENCE SOUTH 85 DEGREES 42 MINUTES 38 SECONDS EAST—142.70 FEET; THENCE SOUTH 04 DEGREES 17 MINUTES 22 SECONDS WEST—0.50 FEET; THENCE SOUTH 85 DEGREES 39 MINUTES 14 SECONDS EAST—160.21 FEET; THENCE NORTH 66 DEGREES 32 MINUTES 48 SECONDS EAST—337.93 FEET; THENCE NORTH 04 DEGREES 20 MINUTES 46 SECONDS EAST—192.85 FEET; THENCE NORTH 33 DEGREES 43 MINUTES 54 SECONDS EAST—270.31 FEET TO THE SAID PERIMETER OF SAID

PARCEL 12/02 WEST
RAMP EXPANSION
EXHIBIT A

PAGE TWO

TOLES SURVEY; THENCE SOUTH 23 DEGREES 34 MINUTES 43 SECONDS EAST ALONG SAID TOLES SURVEY—15.08 FEET; THENCE SOUTH 44 DEGREES 48 MINUTES 55 SECONDS EAST (LEAVING SAID TOLES SURVEY)—55.41 FEET; THENCE SOUTH 33 DEGREES 43 MINUTES 54 SECONDS WEST—233.59 FEET; THENCE SOUTH 04 DEGREES 20 MINUTES 46 SECONDS WEST—140.90 FEET; THENCE NORTH 66 DEGREES 24 MINUTES 13 SECONDS EAST—140.12 FEET; THENCE NORTH 04 DEGREES 17 MINUTES 22 SECONDS EAST—7.36 FEET; THENCE NORTH 85 DEGREES 42 MINUTES 38 SECONDS WEST—6.50 FEET; THENCE NORTH 04 DEGREES 17 MINUTES 22 SECONDS EAST—4.50 FEET; THENCE SOUTH 85 DEGREES 42 MINUTES 38 SECONDS EAST—6.50 FEET; THENCE NORTH 04 DEGREES 17 MINUTES 22 SECONDS EAST—142.13 FEET; THENCE SOUTH 85 DEGREES 42 MINUTES 02 SECONDS EAST—89.39 FEET; THENCE NORTH 04 DEGREES 02 MINUTES 23 SECONDS EAST—233.31 FEET TO SAID PERIMETER OF TOLES SURVEY; THENCE NORTH 66 DEGREES 51 MINUTES 42 SECONDS EAST ALONG SAID TOLES SURVEY—35.36 FEET; THENCE SOUTH 02 DEGREES 33 MINUTES 48 SECONDS EAST (LEAVING SAID TOLES SURVEY)—186.79 FEET TO THE POINT OF BEGINNING.

CONTAINING 856,529 SQUARE FEET OR 19.663 ACRES, MORE OR LESS.

BEARINGS ARE RELATIVE TO AIRPORT GRID NORTH.

(Seal)

/s/ JOHN R. ARMSTRONG

PARCEL 12/02 WEST
RAMP EXPANSION
EXHIBIT A

[Survey]

PARCEL 12/02 WEST
RAMP EXPANSION
EXHIBIT A

Real Estate Appraisers—Land Surveyors

DESCRIPTION OF A 43.6181 ACRE TRACT

July 31, 2002

Description of a 43.6181 acre tract located on the north side of Winchester Road, east side of the Fed-Ex lease area known as Hangar 11 and 12, south of Taxiway "A", and vest of the MSCAA Maintenance Facility.

Beginning at a set iron pin located in the north right-of-way of Winchester Road being 3.59 feet east of the southeast corner of the MSCAA property as recorded in Instrument KF 4024 also being the southeast corner of Lot 1 of Wayside Subdivision as recorded in Plat Book 16, Page 61, thence northwestwardly along the north right-of-way line of Winchester Road (99 feet wide), North 85 degrees 19 minutes 41 seconds West, passing the southeast corner of the Memphis-Shelby County Airport Authority property as previously described at 3.59 feet but in all 77.14 feet to an angle point being a point of curve along the east right-of-way for Morris Road as recorded in Plat Book 16, Page 61 in the Register's Office of Shelby County, thence continuing along the north line of Winchester, North 85 degrees 45 minutes 02 seconds West, a distance of 107.78 feet to an angle point being the end of a curve along the west right-of-way line of Morris Road, thence continuing along said north line of Winchester Road, North 85 degrees 50 minutes 15 seconds West, a distance of 479.66 feet to an angle point, thence along said north line, North 85 degrees 40 minutes 54 seconds West, a distance of 814.69 feet to an angle point, thence continuing along said line, North 84 degrees 40 minutes 49 seconds West, a distance of 261.48 feet to the southwest corner of this tract, also being the southeast corner of the Fed-Ex Lease Area for Hangar 11 & 12, thence northeastwardly along the west line of this tract, also being an east line of the Fed-Ex Hangar 11 & 12 lease area, North 4 degrees 40 minutes 00 seconds East, a call and measure of 623.21 feet to an angle point, thence continuing along the afore described line, North 49 degrees 40 minutes 56 seconds East, a call and measure of 301.48 feet to an angle point, thence along said line, North 40 degrees 19 minutes 04 seconds West, a call of 418.36 feet but a measure of 417.17 feet to the northeast corner of the Fed-Ex Hangar 11 & 12 lease area and the northwest corner of this tract, thence southeastwardly along the north line of this 43.6181 acre tract, South 85 degrees 43 minutes 01 second East, being 191.0 feet south and parallel to the centerline of Taxiway "A", a distance of 1598.83 feet to a set iron pin being the northeast corner of said tract,

PARCEL A380 RAMP
EXHIBIT A

thence southeastwardly along said east line, South 44 degrees 04 minutes 43 seconds East, being approximately 10 feet southwest and parallel to the south edge of a service road leading to the MSCAA Grounds Maintenance Facility as located on March 17 2002, a distance of 258.02 feet to a set iron pin being an angle point, thence southwestwardly along an said east line, South 02 degrees 54 minutes 36 seconds West, and following the general alignment of a chain link fence as located on March 17, 2002, a distance of 965.44 feet to the point of beginning and containing by calculation 43.6181 acres or 1,900,006 square feet.

However, the area of the above tract contains the dedicated right-of-way of Morris Road as recorded in Plat Book 16, Page 61 in the Register's Office of Shelby County, Tennessee. The area of the Morris Road right-of-way is approximately 32,986 square feet.

/s/ VAN E. BOALS            Public Land Surveyor, TN License No. 613

Van E. Boals

PARCEL A380 RAMP
EXHIBIT A

[Survey]

PARCEL A380 RAMP
EXHIBIT A

MEMPHIS INTERNATIONAL AIRPORT
MEMPHIS, TENNESSEE
LEASE AREA
NORTH CENTRAL AIRPORT PROPERTY
PARCEL A

July 20, 1970

        A 6 tract of land in the north central portion of the Memphis International Airport property being more particularly described as follows;

    Beginning at a point, said point being the southeast corner of the Tennessee Air National Guard property, 129.42 feet north of the centerline of K. W. Sparnkel Avenue; thence N 30°03' W along the east property line of the Tennessee Air National Guard property a distance of 453.16 feet to a point; thence N 84°30' E a distance of 444.17 feet to a point, said point being in the west line of B Street East; thence S 5°39' E along the west line of B Street East a distance of 587.73 feet to a point, said point being the intersection of the west line of B Street East and the north line of K. W. Sparnkel Avenue; thence S 88° 25' W along the north line of K. W. Sparnkel Avenue a distance of 471.07 feet to a point; thence N 3°0' W along a line a distance of 102.92 ft. to the point of beginning.

PARCEL 23 GRABER
EXHIBIT A

[Survey]

PARCEL 23 GRABER
EXHIBIT A

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  EXHIBIT 10.1